SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED MARCH 25, 2002
(To Prospectus dated January 16, 2002)


                                   CWMBS, INC.
                                    Depositor

                                   Countrywide
                                Home Loans, Inc.
                                     Seller

                       Countrywide Home Loans Servicing LP
                                 Master Servicer

                     CHL Mortgage Pass-Through Trust 2002-3
                                     Issuer

                                  ------------

         The Class PO Certificates

o This supplement relates to the offering of the Class PO Certificates of the series referenced above. This supplement does not contain complete information about the offering of the Class PO Certificates. Additional information is contained in the prospectus supplement dated March 25, 2002, prepared in connection with the offering of the offered certificates of the series referenced above and in the prospectus of the depositor dated January 16, 2002. You are urged to read this supplement, the prospectus supplement and the prospectus in full.

o As of the September 25, 2002, the class certificate balance of the Class PO Certificates was approximately $861,644.

o Exhibit 1 to this Supplement is the monthly statement made available to holders of the Class PO Certificates on the September 25, 2002 distribution date.

o This Supplement also modifies the "Method of Distribution" section on page S-88 of the Prospectus Supplement as described on the next page.


Neither the SEC nor any state securities commission has approved these securities or determined that this supplement, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to transactions in the Class PO certificates in which Countrywide Securities Corporation acts as placement agent. Sales will be made at prices related to the prevailing prices at the time of sale.

October 30, 2002

--------------------------------------------------------------------------------
The Class PO Certificates represent obligations of the trust only and do not represent an interest in or obligation of CWMBS, Inc., Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP, or any of their affiliates.

This supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus supplement and the prospectus.
--------------------------------------------------------------------------------

                            DESCRIPTION OF COLLATERAL


Reports to Certificateholders


         The monthly statement furnished to the Certificateholders on the September 25, 2002 Distribution Date is included herein as Exhibit 1.


                             METHOD OF DISTRIBUTION


         Pursuant to a Placement Agency Agreement, dated as of October 30, 2002, between Countrywide Securities Corporation and Countrywide Home Loans, Inc., Countrywide Securities Corporation has agreed, subject to the satisfaction of certain conditions, to sell the Class PO Certificates on a best efforts basis, and Countrywide Home Loans, Inc. has agreed to sell the Class PO Certificates through Countrywide Securities Corporation. Sales will be made a prices relating to the prevailing prices at the time of sale.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Sensitivity of the Class PO Certificates

         The information set forth in the following table has been prepared on the basis of the structuring assumptions contained in the Prospectus Supplement, that the Class PO Certificates have the class certificate balance described on the cover to this Supplement, that the closing date for the purchase of the Class PO Certificates is October 30, 2002, and the assumption that the aggregate purchase price of the Class PO Certificates (expressed as a percentage of their Certificate Date Class Certificate Balance) is 84.0%.

          Sensitivity of the Principal Only Certificates to Prepayments
                          (Pre-tax Yields to Maturity)

                                  Percentage of the Prepayment Assumption
                           ----------------------------------------------------
        Class                0%       100%        300%        500%        750%
        -----              ----       ----        ----        ----        ----
        Class PO.........  1.1%       1.9%        3.7%        5.7%        8.2%

         It is unlikely that all of the Mortgage Loans will have the precise characteristics described in this supplement or that the Mortgage Loans will all prepay at the same rate until maturity or that all of the Discount Mortgage Loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class PO Certificates is likely to differ from those shown in the table above, even if all of the Discount Mortgage Loans prepay at the indicated percentages of the Prepayment Assumption. No representation is made as to the actual rate of principal payments on the Mortgage Loans for any period or over the life of the Class PO Certificates or as to the yield on the Class PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class PO Certificates.

                                    EXHIBIT 1

THE BANK OF NEW YORK
101 Barclay St, 8W                                   Distribution Date: 9/25/02
New York, NY 10286

Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3

                 Certificateholder Monthly Distribution Summary

------------------------------------------------------------------------------------------------------------------------------------
                           Certificate                 Pass                                            Current           Cumulative
                   Class      Rate     Beginning     Through    Principal    Interest        Total    Realized   Ending   Realized
Class  Cusip    Description   Type      Balance       Rate(%) Distribution Distribution  Distribution  Losses    Balance   Losses
-----------------------------------------------------------------------------------------------------------------------------------
  1A1 12669CSS0  Senior  Fix-30/360 135,216,995.99  6.500000  5,666,941.65   732,425.39  6,399,367.04    -  129,550,054.35    -
  1A2 12669CST8 Strip IO Var-30/360  31,750,000.00  6.290000             -   166,422.92    166,422.92    -   31,750,000.00    -
  1A3 12669CSU5  Senior  Fix-30/360  63,500,000.00  5.500000             -   291,041.67    291,041.67    -   63,500,000.00    -
  1A4 12669CSV3  Senior  Fix-30/360  17,077,000.00  6.500000             -    92,500.42     92,500.42    -   17,077,000.00    -
  1A5 12669CSW1  Senior  Fix-30/360  35,517,778.47  6.500000    679,969.27   192,387.97    872,357.24    -   34,837,809.20    -
  1A6 12669CSX9  Senior  Fix-30/360              -  6.500000             -            -             -    -               -    -
  1A7 12669CSY7  Senior  Var-30/360   7,815,324.06 19.635417  1,554,320.58   127,880.95  1,682,201.54    -    6,261,003.47    -
  1A8 12669CSZ4  Senior  Var-30/360  33,866,404.24  3.468750  6,735,389.20    97,895.07  6,833,284.27    -   27,131,015.04    -
  1A9 12669CTA8  Senior  Fix-30/360  24,496,000.00  6.500000             -   132,686.67    132,686.67    -   24,496,000.00    -
 1A10 12669CTB6  Senior  Var-30/360  15,000,000.00  2.210000             -    27,625.00     27,625.00    -   15,000,000.00    -
 1A11 12669CTC4  Senior  Var-30/360     250,000.00  2.210000             -       460.42        460.42    -      250,000.00    -
 1A12 12669CTD2  Senior  Var-30/360  16,500,000.00  2.210000             -    30,387.50     30,387.50    -   16,500,000.00    -
  2A1 12669CTEO  Senior  Fix-30/360  17,577,714.67  7.500000  1,650,458.11   109,860.72  1,760,318.83    -   15,927,256.56    -
  2A2 12669CTF7  Senior  Fix-30/360  25,000,000.00  6.000000             -   125,000.00    125,000.00    -   25,000,000.00    -
  2A3 12669CTG5  Senior  Fix-30/360  52,733,144.01  5.500000  4,951,374.34   241,693.58  5,193,067.92    -   47,781,769.67    -
  2A4 12669CTH3  Senior  Fix-30/360  87,486,922.56  6.000000  8,214,577.60   437,434.61  8,652,012.21    -   79,272,344.97    -
  2A5 12669CTJ9  Senior  Fix-30/360  21,997,099.00  6.000000             -   109,985.50    109,985.50    -   21,997,099.00    -
  2A6 12669CTK6  Senior  Fix-30/360  19,456,000.00  6.000000             -    97,280.00     97,280.00    -   19,456,000.00    -
  3A1 12669CTL4  Senior  Fix-30/360 139,468,655.08  6.000000  5,727,216.73   697,343.28  6,424,560.00    -  133,741,438.36    -
  PO                                    865,096.66  0.000000      3,451.97            -      3,451.97    -      861,644.69    -
 PO-1 12669CTM2  Senior  Fix-30/360     632,041.70  0.000000      1,601.58            -      1,601.58    -      630,440.12    -
 PO-2 12669CTM2  Senior  Fix-30/360       3,766.29  0.000000         14.79            -         14.79    -        3,751.50    -
 PO-3 12669CTM2  Senior  Fix-30/360     229,288.67  0.000000      1,835.60            -      1,835.60    -      227,453.07    -
  AR  12669CTN0  Senior  Fix-30/360              -  6.500000             -            -             -    -               -    -
--------------------------------------------------------------------------------------------------------------------------------
  1M  12669CTP5  Junior  Fix-30/360   5,777,753.64  6.500000      4,892.47    31,296.17     36,188.64    -    5,772,861.17    -
  1B1 12669CTQ3  Junior  Fix-30/360   2,590,027.49  6.500000      2,193.18    14,029.32     16,222.49    -    2,587,834.32    -
  1B2 12669CTR1  Junior  Fix-30/360   1,793,095.96  6.500000      1,518.35     9,712.60     11,230.96    -    1,791,577.60    -
  1B3 12669CXA3  Junior  Fix-30/360     796,931.54  6.500000        674.82     4,316.71      4,991.54    -      796,256.71    -
  1B4 12669CXB1  Junior  Fix-30/360     796,931.54  6.500000        674.82     4,316.71      4,991.54    -      796,256.71    -
  1B5 12669CXC9  Junior  Fix-30/360     796,931.70  6.500000        674.82     4,316.71      4,991.54    -      796,256.87    -
  CM  12669CVS6  Junior  Fix-30/360   3,145,584.76  6.000000     10,742.99    15,727.92     26,470.91    -    3,134,841.78    -
  CB1 12669CVT4  Junior  Fix-30/360   1,179,594.29  6.000000      4,028.62     5,897.97      9,926.59    -    1,175,565.67    -
  CB2 12669CVU1  Junior  Fix-30/360     786,396.19  6.000000      2,685.75     3,931.98      6,617.73    -      783,710.44    -
  CB3 12669CVP2  Junior  Fix-30/360     393,198.10  6.000000      1,342.87     1,965.99      3,308.86    -      391,855.22    -
  CB4 12669CVQ0  Junior  Fix-30/360     393,198.10  6.000000      1,342.87     1,965.99      3,308.86    -      391,855.22    -
  CB5 12669CVR8  Junior  Fix-30/360     393,199.15  6.000000      1,342.83     1,966.00      3,308.83    -      391,856.32    -
--------------------------------------------------------------------------------------------------------------------------------
Totals                              732,666,977.20           35,215,813.84 3,809,755.74 39,025,569.61    -  697,451,163.34    -
--------------------------------------------------------------------------------------------------------------------------------

THE BANK OF NEW YORK
101 Barclay St, 8W                                   Distribution Date: 9/25/02
New York, NY 10286

Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3

                          Principal Distribution Detail

------------------------------------------------------------------------------------------------------------------------------------
                   Original     Beginning        Scheduled             Unscheduled     Net      Current    Ending          Ending
                 Certificate   Certificate       Principal   Accretion   Principal    Principal  Realized Certificate    Certificate
Class  Cusip       Balance       Balance       Distribution  Principal  Adjustments Distribution  Losses    Balance        Factor
------------------------------------------------------------------------------------------------------------------------------------
 1A1 12669CSS0  149,733,816.00 135,216,995.99   5,666,941.65   -         -         5,666,941.65   -  129,550,054.35  0.86520238253
 1A2 12669CST8   31,750,000.00  31,750,000.00              -   -         -                    -   -   31,750,000.00  1.00000000000
 1A3 12669CSU5   63,500,000.00  63,500,000.00              -   -         -                    -   -   63,500,000.00  1.00000000000
 1A4 12669CSV3   17,077,000.00  17,077,000.00              -   -         -                    -   -   17,077,000.00  1.00000000000
 1A5 12669CSW1   37,835,000.00  35,517,778.47     679,969.27   -         -           679,969.27   -   34,837,809.20  0.92078258755
 1A6 12669CSX9   11,000,000.00              -              -   -         -                    -   -               -  0.00000000000
 1A7 12669CSY7    9,626,625.00   7,815,324.06   1,554,320.58   -         -         1,554,320.58   -    6,261,003.47  0.65038406206
 1A8 12669CSZ4   41,715,375.00  33,866,404.24   6,735,389.20   -         -         6,735,389.20   -   27,131,015.04  0.65038406206
 1A9 12669CTA8   24,496,000.00  24,496,000.00              -   -         -                    -   -   24,496,000.00  1.00000000000
1A10 12669CTB6   15,000,000.00  15,000,000.00              -   -         -                    -   -   15,000,000.00  1.00000000000
1A11 12669CTC4      250,000.00     250,000.00              -   -         -                    -   -      250,000.00  1.00000000000
1A12 12669CTD2   16,500,000.00  16,500,000.00              -   -         -                    -   -   16,500,000.00  1.00000000000
 2A1 12669CTEO   20,000,000.00  17,577,714.67   1,650,458.11   -         -         1,650,458.11   -   15,927,256.56  0.79636282778
 2A2 12669CTF7   25,000,000.00  25,000,000.00              -   -         -                    -   -   25,000,000.00  1.00000000000
 2A3 12669CTG5   60,000,000.00  52,733,144.01   4,951,374.34   -         -         4,951,374.34   -   47,781,769.67  0.79636282778
 2A4 12669CTH3   99,543,000.00  87,486,922.56   8,214,577.60   -         -         8,214,577.60   -   79,272,344.97  0.79636282778
 2A5 12669CTJ9   21,997,099.00  21,997,099.00              -   -         -                    -   -   21,997,099.00  1.00000000000
 2A6 12669CTK6   19,456,000.00  19,456,000.00              -   -         -                    -   -   19,456,000.00  1.00000000000
 3A1 12669CTL4  147,365,676.00 139,468,655.08   5,727,216.73   -         -         5,727,216.73   -  133,741,438.36  0.90754809389
 PO                 904,307.89     865,096.66       3,451.97   -         -             3,451.97   -      861,644.69  0.95282226278
PO-1 12669CTM2      666,083.84     632,041.70       1,601.58   -         -             1,601.58   -      630,440.12  0.94648763852
PO-2 12669CTM2        3,900.35       3,766.29          14.79   -         -                14.79   -        3,751.50  0.96183778763
PO-3 12669CTM2      234,323.70     229,288.67       1,835.60   -         -             1,835.60   -      227,453.07  0.97067888056
 AR  12669CTN0          100.00              -              -   -         -                    -   -               -  0.00000000000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 1M  12669CTP5    5,800,000.00   5,777,753.64       4,892.47   -         -             4,892.47   -    5,772,861.17  0.99532089081
 1B1 12669CTQ3    2,600,000.00   2,590,027.49       2,193.18   -         -             2,193.18   -    2,587,834.32  0.99532089081
 1B2 12669CTR1    1,800,000.00   1,793,095.96       1,518.35   -         -             1,518.35   -    1,791,577.60  0.99532089081
 1B3 12669CXA3      800,000.00     796,931.54         674.82   -         -               674.82   -      796,256.71  0.99532089081
 1B4 12669CXB1      800,000.00     796,931.54         674.82   -         -               674.82   -      796,256.71  0.99532089081
 1B5 12669CXC9      800,000.16     796,931.70         674.82   -         -               674.82   -      796,256.87  0.99532089081
 CM  12669CVS6    3,200,000.00   3,145,584.76      10,742.99   -         -            10,742.99   -    3,134,841.78  0.97963805559
 CB1 12669CVT4    1,200,000.00   1,179,594.29       4,028.62   -         -             4,028.62   -    1,175,565.67  0.97963805559
 CB2 12669CVU1      800,000.00     786,396.19       2,685.75   -         -             2,685.75   -      783,710.44  0.97963805559
 CB3 12669CVP2      400,000.00     393,198.10       1,342.87   -         -             1,342.87   -      391,855.22  0.97963805559
 CB4 12669CVQ0      400,000.00     393,198.10       1,342.87   -         -             1,342.87   -      391,855.22  0.97963805559
 CB5 12669CVR8      400,000.95     393,199.15       1,342.83   -         -             1,342.83   -      391,856.32  0.97963848243
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Totals         800,000,000.00 732,666,977.20  35,215,813.84   -         -        35,215,813.84   - 697,451,163.34
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BANK OF NEW YORK
101 Barclay St, 8W                                   Distribution Date: 9/25/02
New York, NY 10286

Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3

                          Interest Distribution Detail

------------------------------------------------------------------------------------------------------------------------------------
 Class      Beginning         Pass        Accrued     Cumulative                  Total         Net        Unscheduled
           Certificate      Through       Optimal       Unpaid      Deferred    Interest     Prepayment     Interest      Interest
             Balance        Rate(%)       Interest     Interest     Interest      Due       Int Shortfall  Adjustment       Paid
------------------------------------------------------------------------------------------------------------------------------------
  1A1      135,216,995.99    6.500000      732,425.39      -          -        732,425.39      -            -          732,425.39
  1A2       31,750,000.00    6.290000      166,422.92      -          -        166,422.92      -            -          166,422.92
  1A3       63,500,000.00    5.500000      291,041.67      -          -        291,041.67      -            -          291,041.67
  1A4       17,077,000.00    6.500000       92,500.42      -          -         92,500.42      -            -           92,500.42
  1A5       35,517,778.47    6.500000      192,387.97      -          -        192,387.97      -            -          192,387.97
  1A6                   -    6.500000               -      -          -                 -      -            -                   -
  1A7        7,815,324.06   19.635417      127,880.95      -          -        127,880.95      -            -          127,880.95
  1A8       33,866,404.24    3.468750       97,895.07      -          -         97,895.07      -            -           97,895.07
  1A9       24,496,000.00    6.500000      132,686.67      -          -        132,686.67      -            -          132,686.67
 1A10       15,000,000.00    2.210000       27,625.00      -          -         27,625.00      -            -           27,625.00
 1A11          250,000.00    2.210000          460.42      -          -            460.42      -            -              460.42
 1A12       16,500,000.00    2.210000       30,387.50      -          -         30,387.50      -            -           30,387.50
  2A1       17,577,714.67    7.500000      109,860.72      -          -        109,860.72      -            -          109,860.72
  2A2       25,000,000.00    6.000000      125,000.00      -          -        125,000.00      -            -          125,000.00
  2A3       52,733,144.01    5.500000      241,693.58      -          -        241,693.58      -            -          241,693.58
  2A4       87,486,922.56    6.000000      437,434.61      -          -        437,434.61      -            -          437,434.61
  2A5       21,997,099.00    6.000000      109,985.50      -          -        109,985.50      -            -          109,985.50
  2A6       19,456,000.00    6.000000       97,280.00      -          -         97,280.00      -            -           97,280.00
  3A1      139,468,655.08    6.000000      697,343.28      -          -        697,343.28      -            -          697,343.28
  PO           865,096.66    0.000000               -      -          -                 -      -            -                   -
 PO-1          632,041.70    0.000000               -      -          -                 -      -            -                   -
 PO-2            3,766.29    0.000000               -      -          -                 -      -            -                   -
 PO-3          229,288.67    0.000000               -      -          -                 -      -            -                   -
  AR                    -    6.500000               -      -          -                 -      -            -                   -
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
  1M         5,777,753.64    6.500000       31,296.17      -          -         31,296.17      -            -           31,296.17
  1B1        2,590,027.49    6.500000       14,029.32      -          -         14,029.32      -            -           14,029.32
  1B2        1,793,095.96    6.500000        9,712.60      -          -          9,712.60      -            -            9,712.60
  1B3          796,931.54    6.500000        4,316.71      -          -          4,316.71      -            -            4,316.71
  1B4          796,931.54    6.500000        4,316.71      -          -          4,316.71      -            -            4,316.71
  1B5          796,931.70    6.500000        4,316.71      -          -          4,316.71      -            -            4,316.71
  CM         3,145,584.76    6.000000       15,727.92      -          -         15,727.92      -            -           15,727.92
  CB1        1,179,594.29    6.000000        5,897.97      -          -          5,897.97      -            -            5,897.97
  CB2          786,396.19    6.000000        3,931.98      -          -          3,931.98      -            -            3,931.98
  CB3          393,198.10    6.000000        1,965.99      -          -          1,965.99      -            -            1,965.99
  CB4          393,198.10    6.000000        1,965.99      -          -          1,965.99      -            -            1,965.99
  CB5          393,199.15    6.000000        1,966.00      -          -          1,966.00      -            -            1,966.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals     732,666,977.20                3,809,755.74      -          -      3,809,755.74      -            -        3,809,755.74
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BANK OF NEW YORK
101 Barclay St, 8W                                   Distribution Date: 9/25/02
New York, NY 10286

Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3

                           Current Payment Information
                               Factors per $1,000

-----------------------------------------------------------------------------------------------------------------------------------
                             Original         Beginning Cert.                                        Ending Cert.           Pass
                           Certificate          Notional           Principal        Interest           Notional           Through
Class       Cusip            Balance            Balance           Distribution     Distribution        Balance             Rate (%)
-----------------------------------------------------------------------------------------------------------------------------------
  1A1     12669CSS0       149,733,816.00       903.049154864     37.846772336        4.891516256       865.202382527      6.500000
  1A2     12669CST8        31,750,000.00      1000.000000000      0.000000000        5.241666667      1000.000000000      6.290000
  1A3     12669CSU5        63,500,000.00      1000.000000000      0.000000000        4.583333333      1000.000000000      5.500000
  1A4     12669CSV3        17,077,000.00      1000.000000000      0.000000000        5.416666667      1000.000000000      6.500000
  1A5     12669CSW1        37,835,000.00       938.754551870     17.971964319        5.084920489       920.782587551      6.500000
  1A6     12669CSX9        11,000,000.00         0.000000000      0.000000000        0.000000000         0.000000000      6.500000
  1A7     12669CSY7         9,626,625.00       811.844655398    161.460593340       13.284090024       650.384062057     19.635417
  1A8     12669CSZ4        41,715,375.00       811.844655398    161.460593340        2.346738457       650.384062057      3.468750
  1A9     12669CTA8        24,496,000.00      1000.000000000      0.000000000        5.416666667      1000.000000000      6.500000
 1A10     12669CTB6        15,000,000.00      1000.000000000      0.000000000        1.841666667      1000.000000000      2.210000
 1A11     12669CTC4           250,000.00      1000.000000000      0.000000000        1.841666667      1000.000000000      2.210000
 1A12     12669CTD2        16,500,000.00      1000.000000000      0.000000000        1.841666667      1000.000000000      2.210000
  2A1     12669CTEO        20,000,000.00       878.885733435     82.522905658        5.493035834       796.362827778      7.500000
  2A2     12669CTF7        25,000,000.00      1000.000000000      0.000000000        5.000000000      1000.000000000      6.000000
  2A3     12669CTG5        60,000,000.00       878.885733435     82.522905658        4.028226278       796.362827778      5.500000
  2A4     12669CTH3        99,543,000.00       878.885733435     82.522905658        4.394428667       796.362827778      6.000000
  2A5     12669CTJ9        21,997,099.00      1000.000000000      0.000000000        5.000000000      1000.000000000      6.000000
  2A6     12669CTK6        19,456,000.00      1000.000000000      0.000000000        5.000000000      1000.000000000      6.000000
  3A1     12669CTL4       147,365,676.00       946.412074161     38.863980275        4.732060371       907.548093886      6.000000
  PO                          904,307.89       956.639513562      3.817250782        0.000000000       952.822262780      0.000000
 PO-1     12669CTM2           666,083.84       948.892115653      2.404477135        0.000000000       946.487638518      0.000000
 PO-2     12669CTM2             3,900.35       965.628882023      3.791094390        0.000000000       961.837787633      0.000000
 PO-3     12669CTM2           234,323.70       978.512497569      7.833617008        0.000000000       970.678880561      0.000000
  AR      12669CTN0               100.00         0.000000000      0.000000000        0.000000000         0.000000000      6.500000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  1M      12669CTP5         5,800,000.00       996.164420813      0.843530001        5.395890613       995.320890812      6.500000
  1B1     12669CTQ3         2,600,000.00       996.164420813      0.843530001        5.395890613       995.320890812      6.500000
  1B2     12669CTR1         1,800,000.00       996.164420813      0.843530001        5.395890613       995.320890812      6.500000
  1B3     12669CXA3           800,000.00       996.164420813      0.843530001        5.395890613       995.320890812      6.500000
  1B4     12669CXB1           800,000.00       996.164420813      0.843530001        5.395890613       995.320890812      6.500000
  1B5     12669CXC9           800,000.16       996.164420813      0.843530001        5.395890613       995.320890812      6.500000
  CM      12669CVS6         3,200,000.00       982.995238690      3.357183096        4.914976193       979.638055594      6.000000
  CB1     12669CVT4         1,200,000.00       982.995238690      3.357183096        4.914976193       979.638055594      6.000000
  CB2     12669CVU1           800,000.00       982.995238690      3.357183096        4.914976193       979.638055594      6.000000
  CB3     12669CVP2           400,000.00       982.995238690      3.357183096        4.914976193       979.638055594      6.000000
  CB4     12669CVQ0           400,000.00       982.995238690      3.357183096        4.914976193       979.638055594      6.000000
  CB5     12669CVR8           400,000.95       982.995551513      3.357069087        4.914977758       979.638482426      6.000000
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Totals                    800,000,000.00       915.833721500     44.019767300        4.762194675       871.813954175
-----------------------------------------------------------------------------------------------------------------------------------

THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3


Pool Level Data
Distribution Date                                                                                            9/25/2002
Cut-off Date                                                                                                  3/1/2002
Determination Date                                                                                            9/1/2002
Accrual Period 30/360                               Begin                                                     8/1/2002
                                                    End                                                       9/1/2002
Number of Days in 30/360 Accrual Period                                                                             30


-------------------------------
  Collateral Information
-------------------------------
Group 1
-------
Cut-Off Date Balance                                                                                    400,000,000.00

Beginning Aggregate Pool Stated Principal Balance                                                       362,423,216.33
Ending Aggregate Pool Stated Principal Balance                                                          347,774,365.57

Beginning Aggregate Certificate Stated Principal Balance                                                732,666,977.19
Ending Aggregate Certificate Stated Principal Balance                                                   697,451,163.34

Beginning Aggregate Loan Count                                                                                     846
Loans Paid Off or Otherwise Removed
  Pursuant to Pooling and Servicing Agreement                                                                       31
Ending Aggregate Loan Count                                                                                        815

Beginning Weighted Average Loan Rate (WAC)                                                                   7.126428%
Ending Weighted Average Loan Rate (WAC)                                                                      7.121488%

Beginning Net Weighted Average Loan Rate                                                                     6.488664%
Ending Net Weighted Average Loan Rate                                                                        6.488217%

Weighted Average Maturity (WAM) (Months)                                                                           349

Servicer Advances                                                                                            49,863.68
Reimbursement for Servicer Advances                                                                                  -

Aggregate Pool Paid-in-fulls                                                                             14,291,964.52
Aggregate Pool Curtailment Principal                                                                         49,834.30
Pool Prepayment Rate                                                                                       38.4262 CPR

Gross Master Servicing Fees                                                                                  75,504.84
Net Master Servicing Fees                                                                                    62,220.99
Sub Servicing Fees                                                                                          114,394.03

Group 2
-------
Cut-Off Date Balance                                                                                    250,000,000.00
Beginning Aggregate Pool Stated Principal Balance                                                       228,185,293.83
Ending Aggregate Pool Stated Principal Balance                                                          213,355,688.97

THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3


Group 2
-------

Beginning Aggregate Certificate Stated Principal Balance                                                732,666,977.19
Ending Aggregate Certificate Stated Principal Balance                                                   697,451,163.34

Beginning Aggregate Loan Count                                                                                     495
Loans Paid Off or Otherwise Removed
  Pursuant to Pooling and Servicing Agreement                                                                       26
Ending Aggregate Loan Count                                                                                        469

Beginning Weighted Average Loan Rate (WAC)                                                                   6.785414%
Ending Weighted Average Loan Rate (WAC)                                                                      6.786705%

Beginning Net Weighted Average Loan Rate                                                                     5.999901%
Ending Net Weighted Average Loan Rate                                                                        5.999895%

Weighted Average Maturity (WAM) (Months)                                                                           172

Servicer Advances                                                                                            18,745.50
Reimbursement for Servicer Advances                                                                                  -

Aggregate Pool Paid-in-fulls                                                                             13,950,947.12
Aggregate Pool Curtailment Principal                                                                        113,517.64
Pool Prepayment Rate                                                                                       53.5160 CPR

Gross Master Servicing Fees                                                                                  47,538.60
Net Master Servicing Fees                                                                                    39,765.07
Sub Servicing Fees                                                                                          100,118.69

Group 3
-------
Cut-Off Date Balance                                                                                    150,000,000.00

Beginning Aggregate Pool Stated Principal Balance                                                       142,058,466.91
Ending Aggregate Pool Stated Principal Balance                                                          136,321,108.63

Beginning Aggregate Certificate Stated Principal Balance                                                732,666,977.19
Ending Aggregate Certificate Stated Principal Balance                                                   697,451,163.34

Beginning Aggregate Loan Count                                                                                     318
Loans Paid Off or Otherwise Removed Pursuant
  to Pooling and Servicing Agreement                                                                                10
Ending Aggregate Loan Count                                                                                        308

Beginning Weighted Average Loan Rate (WAC)                                                                   6.507908%
Ending Weighted Average Loan Rate (WAC)                                                                      6.503874%

Beginning Net Weighted Average Loan Rate                                                                     5.990316%
Ending Net Weighted Average Loan Rate                                                                        5.989989%

Weighted Average Maturity (WAM) (Months)                                                                           171

THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3


Group 3
-------
Servicer Advances                                                                                                    -
Reimbursement for Servicer Advances                                                                                  -

Aggregate Pool Paid-in-fulls                                                                              4,801,171.94
Aggregate Pool Curtailment Principal                                                                        436,266.69
Pool Prepayment Rate                                                                                       36.3902 CPR

Gross Master Servicing Fees                                                                                  29,595.51
Net Master Servicing Fees                                                                                    26,800.54
Sub Servicing Fees                                                                                           30,612.73


------------------------------------------
 Certificate Information
------------------------------------------

Group 1
Senior Percentage                                                                                       96.5306860017%
Senior Prepayment Percentage                                                                           100.0000000000%

Subordinate Percentage                                                                                   3.4693139983%
Subordinate Prepayment Percentage                                                                        0.0000000000%

Group 2
Senior Percentage                                                                                       98.2774033679%
Senior Prepayment Percentage                                                                           100.0000000000%

Subordinate Percentage                                                                                   1.7225966321%
Subordinate Prepayment Percentage                                                                        0.0000000000%

Group 3
Senior Percentage                                                                                       98.3356575893%
Senior Prepayment Percentage                                                                           100.0000000000%

Subordinate Percentage                                                                                   1.6643424107%
Subordinate Prepayment Percentage                                                                        0.0000000000%

Certificate Account

Beginning Balance                                                                                                    -

Deposit
Payments of Interest and Principal                                                                       39,399,481.62
Liquidation Proceeds                                                                                                 -
All Other Proceeds                                                                                                   -

THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3


Other Amounts                                                                                                        -
                                                                                                         -------------
Total Deposits                                                                                           39,399,481.62

Withdrawals
Reimbursement of Servicer Advances                                                                                   -
Payment of Master Servicer Fees                                                                             128,786.60
Payment of Sub Servicer Fees                                                                                245,125.44
Payment of Other Fees                                                                                                -
Payment of Insurance Premium(s)                                                                                      -
Payment of Personal Mortgage Insurance                                                                      245,125.44
Other Permitted Withdrawal per the Pooling and Service Agreement                                                     -
Payment of Principal and Interest                                                                        39,025,569.58
                                                                                                         -------------
Total Withdrawals                                                                                        39,644,607.06

Ending Balance                                                                                                       -

Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                                                    23,852.36
Compensation for Gross PPIS from Servicing Fees                                                              23,852.36
Other Gross PPIS Compensation                                                                                        -
                                                                                                         -------------
Total Net PPIS (Non-Supported PPIS)                                                                                  -

Master Servicing Fees Paid                                                                                  128,786.60
Sub Servicing Fees Paid                                                                                     245,125.44
Insurance Premium(s) Paid                                                                                            -
Personal Mortgage Insurance Fees Paid                                                                       245,125.44
Other Fees Paid                                                                                                      -
                                                                                                         -------------
Total Fees                                                                                                  619,037.49




--------------------------------------------
        Delinquency Information
--------------------------------------------
Group 1
-------

Delinquency                                     30-59 Days       60-89 Days             90+ Days                Totals
-----------                                     ----------       ----------             --------                ------
Scheduled Principal Balance                   5,561,452.29     1,189,399.08           381,967.34          7,132,818.71
Percentage of Total Pool Balance                 1.599155%        0.342003%            0.109832%             2.050990%

THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3

Delinquency                                     30-59 Days       60-89 Days             90+ Days                Totals
-----------                                     ----------       ----------             --------                ------
Number of Loans                                         12                3                    1                    16
Percentage of Total Loans                        1.472393%        0.368098%            0.122699%             1.963190%

Foreclosure
-----------
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

Bankruptcy
----------
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

REO
---
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

Book Value of all REO Loans                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%

Current Realized Losses                                                                                              -
Additional Gains (Recoveries)/Losses                                                                                 -
Total Realized Losses                                                                                                -

Group 2
-------

Delinquency                                     30-59 Days       60-89 Days             90+ Days                Totals
-----------                                     ----------       ----------             --------                ------
Scheduled Principal Balance                   2,075,953.25                -                    -          2,075,953.25
Percentage of Total Pool Balance                 0.973001%        0.000000%            0.000000%             0.973001%
Number of Loans                                          4                0                    0                     4
Percentage of Total Loans                        0.852878%        0.000000%            0.000000%             0.852878%

Foreclosure
-----------
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3

Bankruptcy
----------
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

REO
---
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

Book Value of all REO Loans                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%

Current Realized Losses                                                                                              -
Additional Gains (Recoveries)/Losses                                                                                 -
Total Realized Losses                                                                                                -

Group 3
-------

Delinquency                                     30-59 Days       60-89 Days             90+ Days                Totals
-----------                                     ----------       ----------             --------                ------
Scheduled Principal Balance                              -                -                    -                     -
Percentage of Total Pool Balance                 0.000000%        0.000000%            0.000000%             0.000000%
Number of Loans                                          0                0                    0                     0
Percentage of Total Loans                        0.000000%        0.000000%            0.000000%             0.000000%

Foreclosure
-----------
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

Bankruptcy
----------
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%

REO
---
Scheduled Principal Balance                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%
Number of Loans                                                                                                      0
Percentage of Total Loans                                                                                    0.000000%


THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3

Book Value of all REO Loans                                                                                          -
Percentage of Total Pool Balance                                                                             0.000000%

Current Realized Losses                                                                                              -
Additional Gains (Recoveries)/Losses                                                                                 -
Total Realized Losses                                                                                                -


------------------------------------------------------------
         Subordination/Credit Enhancement Information
------------------------------------------------------------

Protection                                                                            Original               Current
----------                                                                            --------               -------
Bankruptcy Loss                                                                     300,000.00            300,000.00
Bankruptcy Percentage                                                                0.037500%             0.043014%
Credit/Fraud Loss                                                                12,000,000.00         12,000,000.00
Credit/Fraud Loss Percentage                                                         1.500000%             1.720551%
Special Hazard Loss                                                              12,000,000.00         12,000,000.00
Special Hazard Loss Percentage                                                       1.500000%             1.720551%

Credit Support                                                                        Original               Current
--------------                                                                        --------               -------
Class A                                                                         780,999,998.89        678,640,435.30
Class A Percentage                                                                  97.625000%            97.302933%

Class 1M                                                                          5,800,000.00          5,772,861.17
Class 1M Percentage                                                                  0.725000%             0.827708%

Class 1B1                                                                         2,600,000.00          2,587,834.32
Class 1B1 Percentage                                                                 0.325000%             0.371042%

Class 1B2                                                                         1,800,000.00          1,791,577.60
Class 1B2 Percentage                                                                 0.225000%             0.256875%

Class 1B3                                                                           800,000.00            796,256.71
Class 1B3 Percentage                                                                 0.100000%             0.114167%

Class 1B4                                                                           800,000.00            796,256.71
Class 1B4 Percentage                                                                 0.100000%             0.114167%

Class 1B5                                                                           800,000.16            796,256.87
Class 1B5 Percentage                                                                 0.100000%             0.114167%

Class CM                                                                          3,200,000.00          3,134,841.78
Class CM Percentage                                                                  0.400000%             0.449471%

Class CB1                                                                         1,200,000.00          1,175,565.67
Class CB1 Percentage                                                                 0.150000%             0.168552%

THE BANK OF NEW YORK
101 Barclay St, 8W
New York, NY 10286
Attn: Courtney Bartholomew
      212-815-3236

                      Countrywide Home Loans Servicing LP
                          Mortgage Pass-Through Trust
                                 Series 2002-3


Credit Support                                                                        Original               Current
--------------                                                                        --------               -------
Class CB2                                                                           800,000.00            783,710.44
Class CB2 Percentage                                                                 0.100000%             0.112368%

Class CB3                                                                           400,000.00            391,855.22
Class CB3 Percentage                                                                 0.050000%             0.056184%

Class CB4                                                                           400,000.00            391,855.22
Class CB4 Percentage                                                                 0.050000%             0.056184%

Class CB5                                                                           400,000.95            391,856.32
Class CB5 Percentage                                                                 0.050000%             0.056184%

                                     Page 8